UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 20, 2006

SOUTHERN SAUCE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Florida	333-125268	11-3737500
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11951 S.E. 57th Street Morriston, FL		32668
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	352-486-4541

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 20, 2006, registrant issued a press release announcing that it has finalized the branding, packaging and labeling for its first product, a tangy gold mustard-based barbeque sauce, and received an initial sales order. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

As set forth in Item 8.01, there is furnished herewith as Exhibit 99.1 a press release issued on April 20, 2006, entitled “Southern Sauce Company Receives First Order For its “Kosher Gold” Barbeque Sauce”.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN SAUCE COMPANY, INC.

By: /s/ Robert Jordan

President and Chief Executive Officer

Date: April 20, 2006